[THE SIGNAL FUNDS LOGO]

ANNUAL REPORT

MARCH 31, 2003

[SIGNAL CAPITAL MANAGEMENT LOGO]

                               INVESTMENT ADVISOR

INVESTMENT ADVISOR
Signal Capital Management, Inc.
420 Main Street
Evansville, Indiana 47708

ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUND'S SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUND'S CURRENT PROSPECTUS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

SIGNAL FUNDS

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

We are pleased to present this, the first annual report for the newly created Signal Funds. Our report covers the period from July 15, 2002 through March 31, 2003. Results are being reported for only a partial year since the Funds launched in mid July of last year.

The Funds rolled out in a very challenging environment. The economy was struggling to emerge from a recession; the stock market was still slumping as investors sought the relative safety of bonds and cash equivalents; and bond investors had to contend with yields that were lower than they had been for better than 40 years. If that was not enough, investors faced an even greater concern--a possible war with Iraq. In the paragraphs that follow, we will explore some of these challenges in more detail.

THE EQUITY MARKET

Shortly after the Signal Large Cap Growth Fund was launched, the market's nosedive steepened. Already down 20%, the market lost another 10% in a matter of days. To say the mood on Wall Street was depressed would be quite an understatement. Any remaining hopes of avoiding a third consecutive losing year in the stock market were quickly wiped away.

Uncertainties surrounding a possible "double dip" recession and war with Iraq led businesses to keep spending plans under wraps. The slowdown in business spending and investments created an environment in which stocks in the Industrials and Materials sectors lost ground relative to the market. On the other hand, consumers had no trouble maintaining their spending habits. This was due in large part to record levels of mortgage refinancing activity, which more than offset the negative effects of a weak labor market. Somewhat surprisingly, the Consumer Discretionary sector also lost ground relative to the market. Within that sector, restaurants and department stores were particularly hard hit. Both lost more than 25% during the period. We believe investors were overly concerned about a drop-off in consumer spending which never really materialized.

In the fourth quarter, the market recorded its first quarterly gain since the first quarter of 2002. Although the market dropped close to 6% in December, it had two strong months in October and November. The surge was supported by very large rallies from very depressed levels in the Information Technology sector and the Telecommunication sector. Both sectors posted gains of better than 40%.

In the first quarter of 2003, geopolitical tensions reached extreme levels. Investors were no longer focused on fundamental economic or investment issues but instead were more concerned with the initiation of a military conflict with Iraq. Near the end of the quarter operation Iraqi Freedom commenced which helped feed a rally that gained almost 12% before giving some ground up at the end of the month.

THE FIXED INCOME MARKET

The flip side of declining stock prices has been rising bond prices. While we believe this is good news for the value of your Fund's shares, it could also mean that interest rates are falling. This may adversely affect the income produced by the Signal

SIGNAL FUNDS

LETTER TO SHAREHOLDERS

Income Fund. At the time the Signal Income Fund was launched, interest rates were already moving lower.

Interest rates continued to fall before stabilizing in October and reaching levels not seen in four decades. The Federal Reserve Board (the "Fed") kept its target for the federal funds rate steady for most of the year. Although, in light of an economy that had not responded to stimulative fiscal and monetary policies, in November, the Fed lowered its target by a sizable 50 basis points or 0.50% to 1.25%. At the same time, they adopted a "neutral bias" to allay fears that their economic outlook was overly pessimistic.

The same uncertainties that drove investors away from equities, led them to bonds of all types, but in particular, U. S. government securities. Corporate scandals and numerous rating agency downgrades worked together to keep corporate bond yields well above yields on U. S. government securities. Investors perceived a higher degree of risk in corporate bonds, consequently they tended to under perform higher quality bonds. The performance of corporate bonds began to improve in the first quarter of 2003 as investor confidence began to grow. The Signal Income Fund's exposure to corporate bonds was maintained at a lower level than that of it's benchmark, the Lehman Brothers Government Credit Index. For the last several months, there has been little movement in interest rates, as we believe bond yields seem locked in a trading range. Only when economic growth picks up or inflation fears rise could we likely see rates move above current levels.

Sincerely,

The Signal Capital Manangement Team

SIGNAL FUNDS

LARGE CAP GROWTH FUND

Shortly after the Fund's launch, we became concerned about consumers' debt load and ability to continue spending. We trimmed the Fund's exposure to Consumer Discretionary and Financial stocks in order to help lessen our consumer related risk. Trends in key metrics of leading technology stocks indicated that it is possible the worst of the decline was over. Late in the year, we made our first of two upward adjustments to the Technology sector to potentially take advantage of improving fundamentals.

The stock market's positive momentum generated in the fourth quarter of last year looked as if it would carry through into the first quarter of 2003. However, by mid January, the market began to reverse course and finished the month with a loss. For most of the first quarter, the market's advances and declines were tied to concerns of a possible war with Iraq. Later, after war became a reality, it was news from the war that moved the market in one direction or another. Economic and investment issues faded in importance. Most investors were anticipating a rally sparked by the initiation of hostilities. Possibly, because the rally was so widely anticipated, the quarter end advance began prior to the actual breakout of war. By the time the war began, the rally was almost over. As a result, the quarter's loss was trimmed to 3%.

The Signal Large Cap Growth Fund performed relatively well in the first quarter of 2003 with performance that trailed the market only slightly in a difficult environment. The Fund's managers worked to keep cash levels low and emphasized stocks in sectors that were expected to perform well when economic growth improved. Exposure was trimmed in historically defensive sectors such as Consumer Staples and Healthcare while exposure was boosted in the Information Technology sector. Two examples of technology stocks the Fund bought during the quarter are Microsoft Corp. and Adobe Systems, Inc. In general, the Fund's performance was helped by underweighting underperforming sectors and continuing to avoid the troubled Telecommunications Sector.++

++Portfolio composition is subject to change.

TOTAL RETURN AS OF MARCH 31, 2003

                                                             SINCE INCEPTION
                                       1 MONTH      3 MONTH     (7/15/02)
                                       -------      -------     ---------
CLASS I ............................    1.75%       -3.66%        -9.20%

CLASS A
 Without Sales Charge ..............    1.81%       -3.61%        -9.40%
 With Sales Charge .................   -2.99%       -8.21%       -13.39%

CLASS B
 Without CDSC ......................    1.81%       -3.84%        -9.80%
 With CDSC .........................   -3.19%       -8.65%       -13.96%

S&P 500 INDEX ......................    0.97%       -3.15%        -5.78%

Class A Shares reflect the maximum sales charge of 4.75%. Class B Shares reflects the maximum contingent deferred sales charge of 5.00%.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

FUND STATISTICS AS OF MARCH 31, 2003++

                                                            SIGNAL LARGE
                                            S & P 500      CAP GROWTH FUND
                                            ---------      ---------------
AVG. MARKET CAP .....................      $77 Billion      $56 Billion
LONG TERM GROWTH RATE ...............             7%             14%
BETA(1)..............................          1.00            0.88
2003 P/E RATIO(1) ...................          16.3            16.8

SIGNAL FUNDS

LARGE CAP GROWTH FUND

[LINE GRAPH]

               Class I       S&P 500
7/15/2002      10000.00      10000.00
     7/02       9930.00      10010.00
     8/02       9990.00      10065.00
     9/02       9052.00       8972.64
    10/02       9645.00       9761.52
    11/02       9946.00      10335.50
    12/02       9463.00       9728.63
     1/03       9141.00       9474.26
     2/03       8960.00       9331.90
     3/03       9117.00       9422.25

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The performance of the Signal Large Cap Growth Fund is measured against the Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(1) The Beta is a means of measuring the volatility of a security or portfolio of securities in comparison to the market as a whole. The Price-to-Earnings ratio is a valuation ratio of a company's current share price compared to its per-share earnings.

SIGNAL FUNDS

INCOME FUND

The bond market showed small-continued gains in the first quarter, primarily due to continued improvement in corporate bonds. With yields near historical lows, government issues meandered around their year-end levels, ending the quarter essentially flat. As the war in the Middle East continues and the rebuilding process in Iraq begins, we believe the safety of Treasury issues could likely remain an attractive investment vehicle. In addition, we believe that with continued economic pressure in the U.S., interest rates may remain at the current low levels in the near term. Thus, we do not believe that the overall bond market will decline significantly over the next three to six months. However, looking down the road, we feel both short- and long-term interest rates may increase, and the overall bond market could see a reverse of the strong positive returns enjoyed in the past several quarters. Given our intermediate to long term outlook on bonds, we believe the Fund is in a defensive position, carrying a short duration relative the Fund's benchmark, the Lehman Brothers Brother's Intermediate Government/Credit Index, giving up incremental interest return in the short-run while being poised to protect principal value in a rising rate environment.

Given the Fund's defensive position on interest rates, the Fund has performed well over the last quarter but slightly underperformed its benchmark. The Fund posted a positive return of 0.91% for the quarter ended, compared to the benchmark's return of 1.51%. The Fund is somewhat under-weighted in corporate securities, particularly those issues rated single-A or lower. Most of the positive return in the bond market was due to relative outperformance of corporate bonds in the index, particularly utility and industrial bonds. The Fund has focused corporate exposure to very high quality issues, which is one reason for the relative underperformance. The Signal Income Fund received a large inflow of cash at the beginning of the quarter, contributing significantly to the size of the Fund. Thus, the portion of funds in cash-equivalents and short-term investment vehicles has been high relative to its historical position. The Fund's defensive duration position and high cash position are the primary reasons for the lower positive return for the quarter. As we look forward toward the next several quarters, we believe the Fund's position could potentially take advantage of an improving economy and rising interest rates.++

++Portfolio composition is subject to change.

TOTAL RETURN AS OF MARCH 31, 2003

                                                                   SINCE INCEPTION
                                          1 MONTH      3 MONTH        (7/15/02)
                                          -------      -------        ---------
CLASS I ...........................        0.09%        0.91%           5.47%

CLASS A
 Without Sales Charge .............        0.07%        0.85%           5.65%
 With Sales Charge ................       -3.15%       -2.40%           2.18%

CLASS B
 Without CDSC .....................        0.00%        0.67%           5.07%
 With CDSC ........................       -3.49%       -2.83%           1.57%

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX ...........        0.10%        1.51%           6.64%

Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

FUND STATISTICS AS OF MARCH 31, 2003++

                                                        SIGNAL
                                         LBIGC        INCOME FUND
                                         -----        -----------
AVG. MOD. DURATION .................     3.67            2.89
AVG. MATURITY ......................     4.46            3.40
AVG. COUPON ........................     5.45            4.38
30 DAY EFFECTIVE YLD.
 Class I ...........................      N/A            3.40%
 Class A ...........................      N/A            3.14%
 Class B ...........................      N/A            2.37%
AVG. CREDIT RATING (AS RATED BY
STANDARD & POOR'S) .................      N/A             AA1

SIGNAL FUNDS

INCOME FUND

[LINE GRAPH]

                Class I      Lehman Brothers Government/Credit Index
7/15/2002      10000.00                     10000.00
     7/02      10072.00                     10100.00
     8/02      10200.00                     10149.00
     9/02      10357.00                     10330.70
    10/02      10314.00                     10290.10
    11/02      10260.00                     10281.30
    12/02      10452.00                     10505.70
     1/03      10439.00                     10505.20
     2/03      10538.00                     10653.00
     3/03      10547.00                     10664.10

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The performance of the Signal Income Fund is measured against the Lehman Brothers Intermediate Government/Credit Index (the "LBIGC" ) which is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND+

The municipal bond market has experienced mixed performance in recent months. While investors have shown concern about the economy and war, they have also been cautious toward longer-term bonds. Since its inception, the Signal Tax-Exempt Income Fund has underperformed its benchmark, the Lehman Brother 7-Year Municipal Bond Index. The portfolio has taken less interest rate risk as several bonds with higher coupons and embedded options have been priced to call. Some signs of economic weakness continue to persist causing some investors to believe that another rate cut is necessary to avoid a "double-dip" recession. Others suggest that we are entering a period of "stagflation" that cannot be easily cured by additional cuts. The Fed has kept the target funds rate at 1.25% since cutting the rate 50 basis points in November 2002. While the outlook is certainly cloudy, we still believe that it is too soon to give up on the economy. Furthermore, we believe that any sluggishness caused by the winter snow and war will soon disappear. In fact, we are concerned that inflationary pressures could return and force yields to rise.

We believe the Signal Tax-Exempt Income Fund remains an attractive investment alternative for shareholders needing income exempt from federal taxes. Given the current level of interest rates and a mixed economic outlook, we are investing so that the Fund may better withstand a rising interest rate environment. We hope to accomplish this by managing our exposure along the yield curve and buying premium bonds. This strategy has helped us outperform in the short-term as interest rates have moved higher. We are also paying attention to the embedded call options in many of these securities. We anticipate some fund outflows as investors rebalance their portfolios and invest money back into the stock market.++

++Portfolio composition is subject to change.

+A portion of income may be subject to some state and/or local taxes and for certain investors a portion may be subject to the federal alternative minimum tax.

TOTAL RETURN AS OF MARCH 31, 2003

                                                                  SINCE INCEPTION
                                         1 MONTH      3 MONTH        (7/15/02)
                                         -------      -------        ---------
CLASS I ............................       0.03%        1.30%          4.75%

CLASS A
 Without Sales Charge ..............       0.01%        1.24%          4.85%
 With Sales Charge .................      -3.21%       -2.04%          1.21%

CLASS B
 Without CDSC ......................      -0.05%        1.05%          4.23%
 With CDSC .........................      -3.54%       -2.45%          0.52%

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX ...............      -0.04%        1.16%          4.75%

Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

FUND STATISTICS AS OF MARCH 31, 2003++

                                                           SIGNAL
                                          LB7 YR MUNI    INCOME FUND
                                          -----------    -----------
AVG. MOD. DURATION .................         5.45           4.57
AVG. MATURITY ......................         6.93           5.29
AVG. COUPON ........................         5.26           4.77
30 DAY EFFECTIVE YLD.
 Class I ...........................          N/A           3.91%
 Class A ...........................          N/A           3.64%
 Class B ...........................          N/A           2.88%
AVG. CREDIT RATING (AS RATED BY
STANDARD & POOR'S) .................          AA1            AA1

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

[LINE GRAPH]

               Class I     Lehman Brother 7-Year Municipal Bond Index
7/15/2002     10000.00                      10000.00
     7/02     10036.00                      10100.00
     8/02     10137.00                      10124.90
     9/02     10337.00                      10324.90
    10/02     10197.00                      10167.20
    11/02     10125.00                      10124.90
    12/02     10320.00                      10354.70
     1/03     10310.00                      10327.10
     2/03     10451.00                      10478.70
     3/03     10454.00                      10474.80

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The performance of the Signal Income Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index which is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than seven years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS

MONEY MARKET FUND+

Throughout the past 12 months, capital markets have been extremely volatile. Stock markets continued to produce negative returns for the third year in a row as the economy grew at a very slow pace. Additionally, labor markets softened as the unemployment rate reached nearly 6%. To help combat a weakening economy and sinking stock markets, the Federal Open Markets Committee (FOMC) surprised the financial markets by lowering the federal funds fate by 50 basis points (a half percentage point) at the November meeting.

The economy was under pressure by the uncertainties regarding the geopolitical situation. As talks of a war with Iraq escalated, consumer confidence declined and businesses continued to hold down their spending and hiring. In addition, oil prices soared, which hindered economic growth.

However, the lowest interest rates in decades helped spark the economy as record mortgage refinancing fueled consumer spending. Moreover, aggressive sales incentives and the effects of low interest rates continued to support economic growth. The FOMC indicated that the current monetary policy is accommodative and could provide support to improving economic growth. Once some of the uncertainties abate, monetary policy makers should have a clearer picture of the economy.

The Fund took advantage of the volatility in the market by purchasing longer dated securities during market back-ups. Importantly, the Fund continues to emphasize high-quality commercial paper, as the rating agencies have downgraded debt of several corporations. Moreover, the evident uncertainty surrounding the economy has encouraged the sub-adviser to maintain a longer Fund average maturity until economic conditions strengthen.++

++Portfolio composition is subject to change.

+An investment in the Fund is not insured or guaranteed by any bank, the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

TOTAL RETURN AS OF MARCH 31, 2003

                                                                  SINCE INCEPTION
                                          1 MONTH      3 MONTH       (7/15/02)
                                          -------      -------       ---------
CLASS I .............................      0.06%        0.19%          0.72%

CLASS A .............................      0.06%        0.14%          0.51%

CLASS B .............................      0.03%        0.08%          0.14%

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FUND STATISTICS AS OF MARCH 31, 2003++

                                             30-DAY           7-DAY
                                         EFFECTIVE YIELD      YIELD
                                         ---------------      -----
Class I ...........................           0.74%           0.73%
Class A ...........................           0.69%           0.73%
Class B ...........................           0.37%           0.36%
AVG. MATURITY (DAYS) ..............           6.93            5.29

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATIONS.

SIGNAL FUNDS

LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                       SECURITY
 AMOUNT                        DESCRIPTION                             VALUE
---------                      -----------                             -----
               COMMON STOCKS -- 92.6%
               AEROSPACE/DEFENSE -- 1.6%
  8,500        United Technologies Corp....................          $ 491,130
                                                                     ---------
               ALUMINUM -- 0.6%
  9,500        Alcoa, Inc..................................            184,110
                                                                     ---------
               AUTO PARTS & EQUIPMENT -- 0.9%
  3,800        Johnson Controls, Inc.......................            275,272
                                                                     ---------
               BANKING -- 1.3%
 13,200        BB&T Corp...................................            414,876
                                                                     ---------
               BROADCASTING/CABLE -- 0.4%
  4,000        Westwood One, Inc. (b) .....................            124,960
                                                                     ---------
               CHEMICALS - SPECIALTY -- 1.6%
  8,100        Ecolab, Inc.................................            399,573
  2,700        Sigma-Aldrich Corp..........................            120,123
                                                                     ---------
                                                                       519,696
                                                                     ---------
               COMPUTER HARDWARE -- 3.2%
 16,500        Dell Computer Corp. (b).....................            450,615
  7,000        International Business Machines Corp........            549,010
                                                                     ---------
                                                                       999,625
                                                                     ---------
               CONSTRUCTION MATERIALS -- 0.4%
  4,000        Florida Rock Industries, Inc................            135,400
                                                                     ---------
               CONSUMER FINANCE -- 0.8%
 16,000        MBNA Corp...................................            240,800
                                                                     ---------
               DEPARTMENT STORES -- 1.9%
 10,700        Kohl's Corp. (b)............................            605,406
                                                                     ---------
               DISTILLER & VINTNERS -- 0.4%
  6,000        Constellation Brands, Inc. (b)..............            136,200
                                                                     ---------
               DIVERSIFIED FINANCIAL SERVICES -- 5.1%
 12,400        Citigroup, Inc..............................            427,180
  5,000        Fannie Mae..................................            326,750
  6,000        Freddie Mac.................................            318,600
 17,700        State Street Corp...........................            559,851
                                                                     ---------
                                                                     1,632,381
                                                                     ---------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.4%
  3,700        Diebold, Inc................................            125,578
                                                                     ---------
               EXCHANGE TRADED FUNDS -- 3.6%
 26,618        Financial Select Sector SPDR................            552,590
  3,500        S&P Depositary Receipt......................            296,590
 20,000        Technology Select Sector SPDR...............            286,000
                                                                     ---------
                                                                     1,135,180
                                                                     ---------
               FOOD DISTRIBUTORS -- 1.0%
 12,500        Sysco Corp..................................          $ 318,000
                                                                     ---------
               GENERAL MERCHANDISE -- 3.1%
 14,000        Family Dollar Stores........................            432,320
 19,000        Target Corp.................................            555,940
                                                                     ---------
                                                                       988,260
                                                                     ---------
               HEALTHCARE - DISTRIBUTION/SERVICES -- 3.2%
  8,250        Cardinal Health, Inc........................            470,003
  5,000        Express Scripts, Inc., Class A (b)..........            278,400
  8,200        Lincare Holdings, Inc. (b)..................            251,658
                                                                     ---------
                                                                     1,000,061
                                                                     ---------
               HEALTHCARE - EQUIPMENT -- 1.9%
 11,000        Medtronic, Inc..............................            496,320
  1,500        Stryker Corp................................            102,975
                                                                     ---------
                                                                       599,295
                                                                     ---------
               HEALTHCARE - FACILITIES -- 0.8%
  6,000        HCA, Inc....................................            248,160
                                                                     ---------
               HEALTHCARE - MANAGED CARE -- 1.3%
  6,000        Anthem, Inc. (b)............................            397,500
                                                                     ---------
               HOTEL/RESORTS/CRUISE -- 0.5%
  6,600        Carnival Corp...............................            159,126
                                                                     ---------
               HOUSEHOLD PRODUCTS -- 2.9%
  8,000        Church & Dwight Co., Inc....................            242,880
 12,500        Colgate-Palmolive Co........................            680,500
                                                                     ---------
                                                                       923,380
                                                                     ---------
               INDUSTRIAL CONGLOMERATES -- 2.6%
  5,100        3M Co.......................................            663,153
  6,300        General Electric Co.........................            160,650
                                                                     ---------
                                                                       823,803
                                                                     ---------
               INDUSTRIAL GASES -- 1.2%
  6,800        Praxair, Inc................................            383,180
                                                                     ---------
               INSURANCE - BROKERS -- 1.7%
 12,500        Marsh & McLennan Cos., Inc..................            532,875
                                                                     ---------
               INSURANCE - LIFE/HEALTH -- 2.6%
 15,000        AFLAC, Inc..................................            480,750
  8,500        Jefferson-Pilot Corp........................            327,080
                                                                     ---------
                                                                       807,830
                                                                     ---------
               INSURANCE-MULTI-LINE -- 2.1%
 13,600        American International Group, Inc...........            672,520
                                                                     ---------

                                    continued

SIGNAL FUNDS

LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                       SECURITY
 AMOUNT                        DESCRIPTION                             VALUE
---------                      -----------                             -----
               COMMON STOCK, CONTINUED
               IT CONSULTING & SERVICES -- 0.5%
  7,000        SunGard Data Systems (b)....................         $  149,100
                                                                    ----------
               MACHINERY - INDUSTRIAL -- 3.1%
  6,700        Danaher Corp................................            440,592
  9,000        Illinois Tool Works, Inc....................            523,350
                                                                    ----------
                                                                       963,942
                                                                    ----------
               MOTORCYCLE MANUFACTURERS -- 1.6%
 13,000        Harley-Davidson, Inc........................            516,230
                                                                    ----------
               NETWORKING EQUIPMENT -- 0.9%
 21,000        Cisco Systems, Inc. (b).....................            272,580
                                                                    ----------
               OIL & GAS - INTEGRATED -- 5.0%
 17,500        BP Plc......................................            675,325
  2,000        ChevronTexaco Corp..........................            129,300
 23,200        Exxon Mobil Corp............................            810,840
                                                                    ----------
                                                                     1,615,465
                                                                    ----------
               OIL & GAS EXPLORATION SERVICES -- 0.6%
  3,150        Apache Corp.................................            194,481
                                                                    ----------
               PERSONAL PRODUCTS -- 0.9%
  5,000        Avon Products, Inc..........................            285,250
                                                                    ----------
               PHARMACEUTICALS -- 7.7%
  4,000        Eli Lilly & Co..............................            228,600
 11,000        Forest Laboratories, Inc. - Class A (b).....            593,670
 15,200        Johnson & Johnson ..........................            879,623
 24,000        Pfizer, Inc.................................            747,840
                                                                    ----------
                                                                     2,449,733
                                                                    ----------
               PUBLISHING -- 1.5%
  8,400        McGraw-Hill Cos., Inc.......................            466,956
                                                                    ----------
               REITS - EQUITY OFFICE -- 1.0%
 12,000        Equity Office Properties....................            305,400
                                                                    ----------
               RESTAURANTS -- 0.6%
 10,000        Darden Restaurants, Inc.....................            178,500
                                                                    ----------
               RETAIL - APPAREL -- 1.0%
 18,400        TJX Cos., Inc...............................            323,840
                                                                    ----------
               RETAIL - COMPUTER/ELECTRONICS -- 0.5%
  5,500        Best Buy Co., Inc. (b)......................            148,335
                                                                    ----------
               RETAIL - HOME IMPROVEMENT -- 2.2%
 16,900        Lowe's Cos., Inc............................            689,858
                                                                    ----------
               SEMICONDUCTORS -- 2.8%
 28,000        Intel Corp..................................            455,840
 13,700        Linear Technology Corp......................            422,919
                                                                    ----------
                                                                       878,759
                                                                    ----------
               SERVICES - COMMERCIAL -- 1.6%
  5,800        Apollo Group, Inc. (b)......................            289,420
  6,600        Cintas Corp.................................            217,140
                                                                    ----------
                                                                       506,560
                                                                    ----------
               SERVICES - DATA PROCESSING -- 1.8%
 21,000        Paychex, Inc................................            576,870
                                                                    ----------

               SERVICES - OFFICE SUPPLIES -- 2.6%
 14,000        Avery Dennison Corp.........................            821,380
                                                                    ----------
               SOFT DRINKS -- 0.8%
  6,000        PepsiCo, Inc................................            240,000
                                                                    ----------

               SYSTEMS SOFTWARE -- 4.8%
 12,000        Adobe Systems, Inc..........................            369,960
 30,000        Microsoft Corp..............................            726,300
 11,000        Symantec Corp. (b)..........................            430,980
                                                                    ----------
                                                                     1,527,240
                                                                    ----------
               TELECOM EQUIPMENT -- 1.1%
 10,000        Qualcomm, Inc...............................            360,600
                                                                    ----------
               TOBACCO -- 0.7%
  7,500        Altria Group, Inc...........................            224,700
                                                                    ----------
               UTILITIES - ELECTRIC -- 2.2%
  6,800        Cinergy Corp................................            228,820
  8,000        FPL Group, Inc..............................            471,440
                                                                    ----------
                                                                       700,260
                                                                    ----------
               TOTAL COMMON STOCKS
                  (Cost - $27,366,935).....................         29,270,643
                                                                    ----------

                                    continued

SIGNAL FUNDS

LARGE CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                     SECURITY
 AMOUNT                      DESCRIPTION                              VALUE
---------                    -----------                              -----
U.S. GOVERNMENT AGENCIES -- 1.6%
$  500,000    Federal Home Loan Bank, DN.....................      $   499,868
                                                                   -----------
               TOTAL U.S. GOVERNMENT AGENCIES
                (COST - $499,869)............................          499,868
                                                                   -----------
   400,000     FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.3%
               Fannie Mae, DN................................          399,987
               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (cost - $399,987)............................          399,987
                                                                   -----------
               INVESTMENT COMPANIES -- 4.9%
 1,551,097     Huntington Money Market Fund
                Trust Class .................................        1,551,097
                                                                   -----------
               TOTAL INVESTMENT COMPANIES
                (cost - $1,551,097)..........................        1,551,097
                                                                   -----------
               TOTAL INVESTMENTS - 100.4%
                (cost - $29,817,888)***......................      $31,721,595
                                                                   ===========

------------------------
Percentages indicated are based on net assets of $31,594,383.

*** Represents cost for federal tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation......................................      $ 4,530,879
Unrealized depreciation......................................       (2,627,172)
                                                                   -----------
Net unrealized appreciation (depreciation)...................      $ 1,903,707
                                                                   ===========

(b) Non-income producing securities.

DN-Deposit Note

SPDR-Standard & Poor's American Depositary Receipt

                       See notes to financial statements.

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                INTEREST        MATURITY
 AMOUNT                             SECURITY DESCRIPTION                                   RATE            DATE           VALUE
---------                           --------------------                                 --------        --------         -----
                 CORPORATE BONDS -- 29.1%
                 BANKING -- 2.2%
$  105,000       First Union National Bank, BKNT................................           5.80%          12/1/08       $ 116,370
   180,000       Nations Bank Corp..............................................           6.50           8/15/03         183,418
   455,000       U.S. Bancorp ..................................................           5.70          12/15/08         502,725
   500,000       Wells Fargo Co.................................................           3.50            4/4/08         503,007
                                                                                                                        ---------
                                                                                                                        1,305,520
                                                                                                                        ---------
                 BEVERAGES -- 0.3%
   180,000       Coca-Cola Enterprises, Inc.....................................           5.38           8/15/06         195,296
                                                                                                                        ---------
                 COMPUTER HARDWARE -- 0.4%
   110,000       Hewlett-Packard Co.............................................           7.15           6/15/05         120,259
   100,000       International Business Machines Corp...........................           4.88           10/1/06         107,470
                                                                                                                        ---------
                                                                                                                          227,729
                                                                                                                        ---------
                 COMPUTER SOFTWARE & SERVICES -- 0.2%
   100,000       Electronic Data Systems Corp...................................           7.13          10/15/09         103,500
                                                                                                                        ---------
                 CONSUMER PRODUCTS -- 0.9%
   500,000       Newell Rubermaid, Inc., MTN ...................................           5.42          10/21/03         510,679
                                                                                                                        ---------
                 DEPARTMENT STORES -- 1.4%
   750,000       Target Corp.,..................................................           5.88            3/1/12         814,568
                                                                                                                        ---------
                 DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
   350,000       Eaton Corp.....................................................           6.95          11/15/04         378,872
                                                                                                                        ---------
                 ELECTRIC & ELECTRONIC EQUIPMENT -- 2.2%
 1,300,000       General Electric Co............................................           5.00            2/1/13       1,329,455
                                                                                                                        ---------
                 ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.6%
   350,000       Parker-Hannifin Corp., MTN ....................................           5.65           9/15/03         356,688
                                                                                                                        ---------
                 FINANCE - INVESTMENT BANKER AND BROKER -- 0.9%
   500,000       Credit Suisse First Boston USA, Inc............................           4.63           1/15/08         515,925
                                                                                                                        ---------
                 FINANCIAL SERVICES -- 9.4%
   125,000       Alliance Capital Management ...................................           5.63           8/15/06         133,819
   100,000       Associates Corp., MTN .........................................           7.55           7/17/06         113,808
   500,000       Bear Stearns Co., Inc. ........................................           6.63           10/1/04         536,761
   125,000       Ford Motor Credit Co...........................................           6.13            1/9/06         121,044
   250,000       General Electric Capital Corp..................................           4.25           1/28/05         261,587
   345,000       General Electric Capital Corp., MTN ...........................           6.13           2/22/11         378,917
   100,000       General Motors Acceptance Corp.................................           7.63           6/15/04         105,079
    75,000       Goldman Sachs Group, Inc. .....................................           6.88           1/15/11          85,512
   130,000       Homeside Lending, Inc., MTN ...................................           6.75            8/1/04         137,949
   300,000       Household Finance Corp. .......................................           5.88           9/25/04         316,527
   250,000       Household Finance Corp. .......................................           8.00           7/15/10         295,663
    20,000       J.P. Morgan & Co., Inc.........................................           5.75          10/15/08          21,772
   155,000       J.P. Morgan & Co., Inc., MTN ..................................           6.00           1/15/09         167,431
   500,000       J.P. Morgan Chase Bank ........................................           5.75            1/2/13         523,839
   325,000       Lehman Brothers Holdings, Inc..................................           6.63            4/1/04         341,756
   320,000       Merrill Lynch & Co., MTN ......................................           5.70            2/6/04         331,673
   500,000       Morgan Stanley ................................................           3.63            4/1/08         497,966
   800,000       Salomon Smith Barney Holdings Corp.............................           6.63          11/15/03         827,023
   500,000       Verizon Global Funding Corp. ..................................           4.00           1/15/08         509,996
                                                                                                                        ---------
                                                                                                                        5,708,122
                                                                                                                        ---------

                                   continued

SIGNAL FUNDS

INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                INTEREST        MATURITY
 AMOUNT                           SECURITY DESCRIPTION                                     RATE            DATE          VALUE
---------                         --------------------                                   --------        --------        -----
                 FOOD PRODUCTS & SERVICES -- 0.3%
   140,000       Campbell Soup Co...............................................           6.90%         10/15/06      $  159,404
                                                                                                                       ----------
                 INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.8%
   500,000       FMR Corp.......................................................           4.75            3/1/13         501,564
                                                                                                                       ----------
                 MEDICAL - DRUGS -- 3.1%
$  800,000       Bristol-Meyers Squibb Co.......................................           5.75           10/1/11         858,272
 1,000,000       Merck & Co, Inc................................................           4.38           2/15/13       1,005,616
                                                                                                                       ----------
                                                                                                                        1,863,888
                                                                                                                       ----------
                 OIL - INTEGRATED COMPANIES -- 0.6%
   350,000       Texaco Capital, Inc............................................           6.00           6/15/05         381,838
                                                                                                                       ----------
                 PRINTING & PUBLISHING -- 1.5%
   630,000       New York Times Co., MTN........................................           6.95          11/18/09         735,267
   155,000       Tribune Co., MTN ..............................................           5.50           10/6/08         163,411
                                                                                                                       ----------
                                                                                                                          898,678
                                                                                                                       ----------
                 RESTAURANTS -- 0.5%
   280,000       McDonald's Corp................................................           6.00           4/15/11         304,702
                                                                                                                       ----------
                 RETAIL -- 1.5%
   150,000       CVS Corp.......................................................           5.50           2/15/04         155,130
   500,000       Sears Roebuck Acceptance ......................................           6.90            8/1/03         506,858
   200,000       Sherwin-Williams Co............................................           6.85            2/1/07         220,713
                                                                                                                       ----------
                                                                                                                          882,701
                                                                                                                       ----------
                 TELECOMMUNICATIONS -- 0.2%
   100,000       Alltel Corp....................................................           7.25            4/1/04         105,462
                                                                                                                       ----------
                 UTILITIES - ELECTRIC -- 1.5%
    95,000       National Rural Utilities ......................................           6.00           5/15/06         104,050
   200,000       Tennessee Valley Authority, Series A ..........................           5.63           1/18/11         221,800
   500,000       Union Electric Co., Insured by: MBIA ..........................           6.75            5/1/08         577,122
                                                                                                                       ----------
                                                                                                                          902,972
                                                                                                                       ----------
                 TOTAL CORPORATE BONDS (Cost - $16,615,098).....................                                       17,447,563
                                                                                                                       ----------
                 U.S. GOVERNMENT AGENCIES -- 41.9%
   300,000       Fannie Mae, MTN................................................           5.28           10/6/03         306,298
   516,000       Fannie Mae ....................................................           5.13           2/13/04         533,426
   230,000       Fannie Mae ....................................................           6.55           9/12/05         256,544
 1,880,000       Fannie Mae, Callable 8/22/03 @ 100.............................           3.58           2/22/06       1,892,989
   350,000       Fannie Mae, MTN ...............................................           6.89           4/25/06         397,072
   300,000       Fannie Mae ....................................................           5.25           6/15/06         327,185
   400,000       Fannie Mae ....................................................           7.13           3/15/07         467,302
   600,000       Fannie Mae, Callable 9/4/03 @ 100 .............................           4.00            9/4/07         607,319
    75,000       Fannie Mae, Callable 8/27/03 @ 100 ............................           5.71           8/27/08          76,258
   250,000       Fannie Mae ....................................................           5.25           1/15/09         275,005
   150,000       Fannie Mae ....................................................           6.25            2/1/11         168,590
   500,000       Fannie Mae, Callable 7/19/04 @ 100 ............................           6.25           7/19/11         526,072
   100,000       Fannie Mae ....................................................           5.25            8/1/12         104,590
 5,000,000       Fannie Mae, Discount Notes ....................................           0.00            7/2/03       4,985,435
   400,000       Farmer Mac, Series MTN ........................................           4.85           11/4/03         408,646
   250,000       Federal Farm Credit Bank, MTN .................................           5.96            1/6/05         268,631
   500,000       Federal Farm Credit Bank, MTN .................................           5.87            9/2/08         563,409

                                   Continued

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                INTEREST        MATURITY
 AMOUNT                           SECURITY DESCRIPTION                                     RATE            DATE          VALUE
---------                         --------------------                                   --------        --------        -----
                 U.S. GOVERNMENT AGENCIES, CONTINUED
   420,000       Federal Farm Credit Bank ......................................           5.81%          1/10/11      $  470,044
   500,000       Federal Farm Credit Bank ......................................           4.60           1/17/12         515,815
   808,000       Federal Farm Credit Bank, Discount Notes ......................           0.00           10/2/03         803,416
   500,000       Federal Home Loan Bank, Series XL04 ...........................           5.06            1/5/04         514,609
    50,000       Federal Home Loan Bank, Series 217 ............................           4.75           6/28/04          52,071
   200,000       Federal Home Loan Bank, Series 288 ............................           4.13           1/14/05         208,625
   650,000       Federal Home Loan Bank, Series 4G05 ...........................           7.13           2/15/05         714,691
   200,000       Federal Home Loan Bank, Series TZ05, Callable 10/24/03 @ 100 ..           4.20          10/24/05         202,775
   250,000       Federal Home Loan Bank, Series L-06 ...........................           5.82           1/11/06         274,435
   285,000       Federal Home Loan Bank, Series TV06 ...........................           4.88          11/15/06         307,640
   660,000       Federal Home Loan Bank, Series 3706, Callable 6/6/03 @ 100 ....           5.83           12/6/06         665,314
   925,000       Federal Home Loan Bank, Series HS07 ...........................           6.20          10/10/07       1,051,582
 1,065,000       Federal Home Loan Bank, Series 100 ............................           5.80            9/2/08       1,198,638
   325,000       Federal Home Loan Bank, Series 8D08 ...........................           5.25          11/14/08         356,676
   100,000       Federal Home Loan Bank, Series 1N11 ...........................           6.00           5/13/11         113,439
$  245,000       Freddie Mac ...................................................           6.78           8/18/05         273,725
   200,000       Freddie Mac ...................................................           6.80           8/22/05         223,554
   500,000       Freddie Mac ...................................................           3.00          12/12/05         501,061
   500,000       Freddie Mac ...................................................           3.25           3/14/08         500,131
    50,000       Freddie Mac ...................................................           5.75           4/15/08          56,325
 4,000,000       Freddie Mac, Discount Notes ...................................           0.00            5/2/03       3,995,968
                                                                                                                       ----------
                 TOTAL U.S. GOVERNMENT AGENCIES (Cost - $24,231,533) ...........                                       25,165,305
                                                                                                                       ----------

                 U.S. TREASURY NOTES-- 23.3%
   305,000       U.S. Treasury Notes ...........................................           4.00           4/30/03         305,703
   575,000       U.S. Treasury Notes ...........................................           5.75           8/15/03         584,950
 1,055,000       U.S. Treasury Notes ...........................................           5.88           2/15/04       1,098,190
   300,000       U.S. Treasury Notes ...........................................           5.25           5/15/04         313,500
   300,000       U.S. Treasury Notes ...........................................           6.00           8/15/04         319,313
   550,000       U.S. Treasury Notes ...........................................           6.50           5/15/05         606,504
   200,000       U.S. Treasury Notes ...........................................           6.50           8/15/05         222,469
   525,000       U.S. Treasury Notes ...........................................           5.88          11/15/05         579,571
   700,000       U.S. Treasury Notes ...........................................           5.63           2/15/06         772,625
   700,000       U.S. Treasury Notes ...........................................           6.88           5/15/06         801,418
 1,150,000       U.S. Treasury Notes ...........................................           6.50          10/15/06       1,315,133
   150,000       U.S. Treasury Notes ...........................................           6.25           2/15/07         171,398
   325,000       U.S. Treasury Notes ...........................................           6.63           5/15/07         377,559
   400,000       U.S. Treasury Notes ...........................................           6.13           8/15/07         458,391
 2,000,000       U.S. Treasury Notes ...........................................           3.00          11/15/07       2,027,499
 1,000,000       U.S. Treasury Notes ...........................................           3.00           2/15/08       1,011,719
   775,000       U.S. Treasury Notes ...........................................           5.50           2/15/08         871,966
   650,000       U.S. Treasury Notes ...........................................           5.63           5/15/08         735,643
   340,000       U.S. Treasury Notes ...........................................           4.75          11/15/08         370,547
 1,000,000       U.S. Treasury Notes ...........................................           3.88           2/15/13       1,004,180
                                                                                                                       ----------
                TOTAL U.S. TREASURY NOTES (Cost - $12,987,646) . ...............                                       13,948,278

                                    continued

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                INTEREST        MATURITY
 AMOUNT                           SECURITY DESCRIPTION                                     RATE            DATE           VALUE
 --------                         --------------------                                   --------        --------         -----
                 U.S. TREASURY BONDS -- 2.0%
  700,000        U.S. Treasury Bonds ...........................................           5.00%          8/15/11      $   767,539
  400,000        U.S. Treasury Bonds ...........................................           4.88           2/15/12          434,297
                                                                                                                       -----------
                 TOTAL U.S. TREASURY BONDS (Cost - $1,099,419) .................                                         1,201,836
                                                                                                                       -----------
                 INVESTMENT COMPANIES -- 3.0%
1,823,194        Huntington Money Market Fund - Trust Class ....................                                         1,823,194
                                                                                                                       -----------
                 TOTAL INVESTMENT COMPANIES (Cost - $1,823,194) ................                                         1,823,194
                                                                                                                       -----------
                 TOTAL INVESTMENTS--99.3% (Cost - $56,756,890)*** ..............                                       $59,586,176
                                                                                                                       ===========

-----------
Percentages indicated are based on net assets of $59,979,332.

*** Represents cost for federal tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation ........................................         $ 2,855,259
Unrealized depreciation ........................................             (25,973)
                                                                         -----------
Net unrealized appreciation (depreciation) .....................         $ 2,829,286
                                                                         ===========

BKNT - Bank Note
MBIA - Municipal Bond Insurance Assoc.
MTN  - Medium Term Note

                       See notes to financial statements.

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                      INTEREST    MATURITY
 AMOUNT                             SECURITY DESCRIPTION                                         RATE        DATE        VALUE
 ------                             --------------------                                         ----        ----        -----
             MUNICIPAL BONDS -- 98.5%
             ARKANSAS -- 2.1%
$ 400,000    Pulaski County Arkansas Hospital Revenue, Series A, Callable 3/1/10 @100......      4.25%      3/1/11     $  407,640
                                                                                                                        ---------

             ILLINOIS -- 5.7%
  200,000    Du Page County Illinois High School, District,
               Series A, GO, Callable 12/1/07 @ 100........................................      5.05      12/1/14        211,906
  500,000    Illinois State, GO, Callable 9/1/06 @ 102, Insured by: FGIC...................      5.40       9/1/08        563,699
  300,000    Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by: AMBAC...      5.00       6/1/14        317,634
                                                                                                                        ---------
                                                                                                                        1,093,239
                                                                                                                        ---------
             INDIANA -- 76.1%
  200,000    Blackford County Indiana School Building
               Corp., Callable 7/15/06 @ 101, Insured by: AMBAC............................      5.00      7/15/11        215,200
  260,000    Bloomington Indiana Municipal Facilities, Corp., Callable 2/1/08 @ 101........      4.80       8/1/12        275,447
  400,000    Carmel, Indiana Redevelopment Authority, Callable 7/1/06 @101, Insured by:
               MBIA........................................................................      5.15       7/1/11        430,783
  180,000    Clark County Indiana Hospital Association, Insured by: MBIA...................      4.45       9/1/05        191,466
  150,000    Clarksville Indiana High School Building Corp., Callable 7/15/08 @ 101,
               Insured by: MBIA............................................................      5.00      7/15/14        159,651
  225,000    Cloverdale Indiana Multi-School Building Corp.,
               Callable 1/15/08 @ 102, Insured by: MBIA....................................      4.95      1/15/11        242,773
  300,000    Crawfordsville Indiana Elementary School Building Corp., Callable
               1/15/07 @ 101,
               Insured by: FSA.............................................................      5.13      7/15/13        321,072
  200,000    Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @ 101,
               Insured by: MBIA............................................................      4.80      1/15/14        211,186
  295,000    Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101, Insured
               by: MBIA....................................................................      5.00      12/1/12        317,857
  400,000    Delaware County Indiana Hospital Authority, Callable 8/1/08 @ 102,
               Insured by: AMBAC...........................................................      5.00       8/1/16        420,256
  125,000    Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @ 100,
               Insured by: AMBAC...........................................................      4.85       7/5/15        132,696
  165,000    Elkhart Indiana Community Schools, GO.........................................      4.95      7/15/06        180,225
  200,000    Elkhart Indiana Community Schools Building Corp., Callable 2/15/06 @ 100,
               Insured by: MBIA............................................................      5.10      2/15/13        210,996
  100,000    Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100,
               Insured by: MBIA............................................................      4.70       3/1/13        106,253
  300,000    Fort Wayne Indiana Sewer Works Improvement Revenue, Series A,
               Callable 8/1/05 @ 102,
               Insured by: FGIC............................................................      5.00       8/1/12        325,155
  225,000    Fort Wayne Indiana South Side School Building Corp., Callable 7/15/06 @ 102,
               Insured by: FSA.............................................................      4.75      1/15/12        236,219
  260,000    Greencastle Indiana Multi-School Building Corp., Callable 7/10/12 @100,
               Insured by: FGIC............................................................      4.10      1/10/13        266,529
  300,000    Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100,
               Insured by: MBIA............................................................      4.25       7/1/13        310,479
  120,000    Griffith Indiana Multi-School Building Corp...................................      5.20      7/15/06        132,745
  275,000    Indiana Bank Revenue, Insured by: MBIA........................................      4.00       4/1/09        290,414
  290,000    Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured by: FSA........      4.60       2/1/13        306,011
  265,000    Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101.........................      4.80       2/1/13        280,863
  470,000    Indiana Health Facilities Financing Authority, Callable 8/15/07 @ 102,
               Insured by: RADIAN..........................................................      5.50      2/15/10        515,025
  200,000    Indiana Municipal Development Building Corp.,
               Insured by: AMBAC...........................................................      5.00       7/5/06        219,278
  325,000    Indiana State Educatonal Facilities Authority, Callable 10/15/08 @ 101........      4.95     10/15/12        347,233
  300,000    Indiana State Office Building Community Facilities, Series A, Callable
               7/1/08 @ 101................................................................      4.70       7/1/11        319,371
  300,000    Indiana University Revenue, Series L, Callable 8/1/08 @ 101...................      5.00       8/1/12        323,499

                                    continued

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                      INTEREST   MATURITY
 AMOUNT                                  SECURITY DESCRIPTION                                    RATE       DATE        VALUE
---------                                --------------------                                  --------   --------      -----
 300,000   Indianapolis Indiana Public Improvement, Series C, Callable 7/15/08 @ 100.......      5.10%     1/15/11   $   318,561
 100,000   Indianapolis-Marion County Indiana Public Library, Series A, GO,
             Callable 7/1/10 @ 101.........................................................      4.10       7/1/14       101,488
 300,000   Johnson County Indiana, GO, Insured by: FSA.....................................      4.10      7/15/07       321,651
 350,000   Kosciusko County Indiana Justice Building Corp., Insured by: FSA................      4.10       8/1/08       375,155
 275,000   Marion County Indiana Convention and Recreational Facilities Authority,
             Series A, Insured by: MBIA....................................................      4.10       6/1/07       294,525
  75,000   Marion County Indiana Convention and Recreational Facilities Authority,
             Series A, Callable 6/1/08 @ 101...............................................      5.00       6/1/12        80,505
 275,000   Mithcell Indiana Multi-School Building Corp. ...................................      4.65       7/5/13       294,583
$200,000   Monroe County Indiana Community School Corp., Callable 1/1/07 @ 102,
             Insured by: MBIA..............................................................      5.25       7/1/12       219,920
 150,000   Mt. Vernon of Hancock County Indiana Multi-School Building Corp., Series B,
             Callable 7/15/11 @ 100, Insured by: AMBAC.....................................      4.70      1/15/12       161,199
 200,000   Munster Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by: FSA...      4.60       7/5/10       214,276
 400,000   North Montgomery Indiana High School Building Corp., Callable 1/15/11 @ 100,
             Insured by: FGIC..............................................................      5.05      7/15/15       428,711
 100,000   Northwest Allen County Indiana Middle School Building Corp., Callable
             1/15/09 @ 101,
             Insured by: MBIA..............................................................      4.75      1/15/12       106,477
 200,000   Northwest Allen County Indiana Middle School Building Corp., Callable
             1/15/09 @ 101,
             Insured by: MBIA..............................................................      4.90      1/15/14       211,710
 400,000   Perry Township Indiana Multi-School Building Corp., Callable 7/15/06 @ 101,
             Insured by: AMBAC.............................................................      5.00      7/15/13       426,116
 240,000   Perry Township Indiana Multi-School Building Corp., Callable 7/15/10 @101,......
             Insured by: FGIC..............................................................     4.625      1/15/15       251,659
 300,000   Porter County Indiana Jail Building Corp., Callable 7/10/11 @ 100, Insured by:
             FSA...........................................................................      5.00      7/10/16       319,032
  50,000   Purdue University Indiana Certificates Participation, Callable 7/1/08 @ 100.....      5.00      7/15/13       269,763
 250,000   Rochester Indiana Community School Buildiing Corp., Callable 7/15/08 @ 102,
             Insured by: AMBAC.............................................................      4.50       7/1/09        53,350
 200,000   South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101,
             Insured by: FSA...............................................................      4.60       7/1/13       210,936
 225,000   South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101,
             Insured by: FSA...............................................................      5.10       7/1/17       238,280
 190,000   South Bend Indiana Redevelopment Authority, Callable 3/1/06 @ 102...............      4.75       3/1/11       198,704
 300,000   South Bend Indiana Redevelopment Authority, Callable 8/1/05 @ 101...............      4.85       8/1/11       310,911
  95,000   South Bend Indiana Redevelopment Authority, Callable 3/1/06 @ 102...............      4.80       3/1/13        99,536
 100,000   South Spencer County Indiana Middle School Building Corp., Insured by: SAW......      5.20      7/15/05       107,663
 500,000   St. Joseph County Indiana Hospital Authority, Series A, Callable 2/15/08 @ 101,
             Insured by: MBIA..............................................................      4.75      8/15/12       527,179
 250,000   Sullivan Indiana Elementary School Building Corp., Callable 1/15/06 @ 102,
             Insured by: AMBAC.............................................................      4.15      1/15/08       264,845
 125,000   Terre Haute Indiana San District, GO, Callable 1/1/07 @ 102,
             Insured by: AMBAC.............................................................      4.60       7/1/10       133,435
 200,000   Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08 @ 101,
             Insured by: SAW...............................................................      5.00       7/5/13       211,404
 300,000   Warren Township Indiana School Building Corp., Callable 7/5/08 @ 101,
             Insured by: FSA...............................................................      5.00       7/5/14       319,221
 275,000   Whitley County Indiana Middle School Building Corp., Callable 7/10/08 @ 101,
             Insured by: FSA...............................................................      4.80      1/10/11       294,000
                                                                                                                      ----------
                                                                                                                      14,653,477
                                                                                                                      ----------
           IOWA -- 1.9%
 350,000   Davenport Iowa Community School District........................................      4.25       7/1/07       371,893
                                                                                                                      ----------

                                    continued

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                      INTEREST   MATURITY
 AMOUNT                                 SECURITY DESCRIPTION                                     RATE       DATE        VALUE
---------                               --------------------                                   --------   --------      -----
           MICHIGAN -- 1.6%
 300,000   Macomb Township Michigan Building Authority, GO, Callable 4/1/11 @ 100,
             Insured by: AMBAC.............................................................      4.75%      4/1/16   $    312,387
                                                                                                                     ------------
           NEVADA -- 1.4%
 250,000   University of Nevada Community College, Series A, Callable 7/1/11 @ 100,
             Insured by: FGIC..............................................................      4.45       7/1/12        263,805
                                                                                                                     ------------
           TEXAS -- 1.6%
 300,000   Travis County Texas, Series A, GO, Callable 3/1/08 @ 100........................      4.75       3/1/15        311,865
                                                                                                                     ------------
           WASHINGTON -- 1.7%
 300,000   Washington State, Series 2003A, GO, Callable 7/1/12 @ 100.......................      5.00       7/1/14        323,805
                                                                                                                     ------------
           WISCONSIN -- 6.4%
$200,000   Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100...................      4.13       4/1/15        200,122
 200,000   Janesville Wisconsin School District, GO, Callable 4/1/06 @ 100.................      4.20       4/1/07        210,698
 300,000   Janesville Wisconsin School District, GO, Callable 3/1/08 @ 100,
             Insured by: FGIC..............................................................      4.00       3/1/12        304,704
 300,000   Marathon County Wisconsin, Series A, GO, Callable 10/1/05 @ 100.................      5.15      10/1/12        307,899
 200,000   Wisconsin State Clean Water Revenue, Series 1, Callable 6/1/08 @ 100............      4.85       6/1/18        206,842
                                                                                                                     ------------
                                                                                                                        1,230,265
                                                                                                                     ------------
           TOTAL MUNICIPAL BONDS (Cost - $17,863,246)......................................                            18,968,376
                                                                                                                     ------------
           INVESTMENT COMPANIES -- 0.8%
 150,524   Huntington Money Market Fund - Trust Class......................................                               150,524
                                                                                                                     ------------
           TOTAL INVESTMENT COMPANIES (Cost - $150,524)....................................                               150,524
                                                                                                                     ------------
           TOTAL INVESTMENTS--99.3% (Cost - $18,013,770)***................................                          $ 19,118,900
                                                                                                                     ============

-----------------------
Percentages indicated are based on net assets of $19,246,997.

*** Represents cost for federal tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.........................................................         $1,111,647
Unrealized depreciation.........................................................             (6,517)
                                                                                         ----------
Net unrealized appreciation (depreciation)......................................         $1,105,130
                                                                                         ==========

AMBAC - AMBAC Indemnity Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding

                       See notes to financial statements.

SIGNAL FUNDS

MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                      INTEREST   MATURITY
 AMOUNT                                   SECURITY DESCRIPTION                                   RATE       DATE        VALUE
---------                                 --------------------                                 --------   --------      -----
               COMMERCIAL PAPER -- 66.1%
               ELECTRIC & ELECTRONIC EQUIPMENT -- 4.1%
$ 4,500,000    General Electric Capital**..................................................      1.28%     4/22/03   $ 4,496,640
                                                                                                                     -----------
               FINANCE SERVICES -- 24.1%
  3,000,000    Amsterdam Funding** (a).....................................................      1.26       4/3/03     2,999,790
  2,500,000    Delaware Funding** (a)......................................................      1.26      4/24/03     2,497,988
  2,000,000    Edison Asset** (a)..........................................................      1.28       4/8/03     1,999,502
  4,000,000    Fairway Finance** (a).......................................................      1.30      4/14/03     3,998,122
  1,000,000    Fountain Square** (a).......................................................      1.22      6/16/03       997,424
  2,000,000    Kitty Hawk Funding**........................................................      1.25      4/11/03     1,999,306
  3,000,000    Old Line Funding** (a)......................................................      1.25      5/15/03     2,995,417
  4,000,000    Steamboat Funding** (a).....................................................      1.27      4/10/03     3,998,730
  5,000,000    Windmill Funding** (a)......................................................      1.25       5/1/03     4,994,791
                                                                                                                     -----------
                                                                                                                      26,481,070
                                                                                                                     -----------
               FOREIGN BANK & BRANCHES & AGENCIES -- 15.8%
  5,000,000    Dexia Delaware LLC**........................................................      1.25      4/21/03     4,996,514
  4,500,000    HBOS Treasury Service PLC**.................................................      1.27      4/15/03     4,497,778
  4,000,000    Societe Generale**..........................................................      1.15      8/15/03     3,982,622
  4,000,000    Westdeutche Land** (a)......................................................      1.26       6/3/03     3,991,180
                                                                                                                     -----------
                                                                                                                      17,468,094
                                                                                                                     -----------
               NATIONAL BANKS, COMMERCIAL -- 2.3%
  2,500,000    Citicorp**..................................................................      1.17       5/2/03     2,497,481
                                                                                                                     -----------
               PERSONAL CREDIT INSTITUTIONS -- 3.6%
  4,000,000    Toyota Motor** (a)..........................................................      1.16       5/7/03     3,995,360
                                                                                                                     -----------
               PETROLEUM REFINING -- 4.5%
  5,000,000    Chevron**...................................................................      1.32      4/10/03     4,998,350
                                                                                                                     -----------
               PHARMACEUTICAL PREPARATIONS -- 7.2%
  4,000,000    Merck & CO Inc**............................................................      1.23       5/9/03     3,994,807
  4,000,000    Pfizer Inc. ** (a)..........................................................      1.24      4/21/03     3,997,244
                                                                                                                     -----------
                                                                                                                       7,992,051
                                                                                                                     -----------
               SECURITY BROKERS & DEALERS -- 4.5%
  2,500,000    Goldman Sachs Group, Inc.**.................................................      1.26      5/23/03     2,495,450
  2,500,000    Morgan Stanley Dean Witter & Co.**..........................................      1.29      4/16/03     2,498,656
                                                                                                                     -----------
                                                                                                                       4,994,106
                                                                                                                     -----------

               TOTAL COMMERCIAL PAPER (cost - $72,923,152).................................                           72,923,152
                                                                                                                     -----------
               U.S. GOVERNMENT AGENCIES -- 15.4%
  2,000,000    Fannie Mae, Callable 9/25/03 @ 100..........................................      1.40      4/19/04     2,000,000
  2,000,000    Federal Home Loan Bank, Callable 5/6/03 @ 100...............................      1.45      2/27/04     2,000,000
  1,000,000    Federal Home Loan Bank, Callable 4/7/03 @ 100...............................      1.50       2/3/04       999,843
  2,000,000    Federal Home Loan Mortgage Corporation**....................................      1.12      9/11/03     1,990,220
  5,000,000    Sallie Mae*.................................................................      1.23      7/17/03     5,000,000
  5,000,000    Sallie Mae*.................................................................      1.23      8/21/03     5,000,000
                                                                                                                     -----------
               TOTAL U.S. GOVERNMENT AGENCIES (cost - $16,990,063).........................                           16,990,063

                                    continued

SIGNAL FUNDS

MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2003

SHARES OR
PRINCIPAL                                                                                      INTEREST   MATURITY
 AMOUNT                                    SECURITY DESCRIPTION                                  RATE       DATE       VALUE
--------                                   --------------------                                --------   --------     -----
             REPURCHASE AGREEMENTS -- 12.9%
 3,273,000   Bank of America Corp. (Dated 3/31/03, proceeds at maturity $3,273,115,
               collateralized by various U.S. Treasury Notes)................................    1.26%      4/1/03   $  3,273,000
 4,000,000   Goldman Sachs Group, Inc. (Dated 3/31/03, proceeds at maturity
               $4,000,143, collateralized by various U.S. Treasury Notes)....................    1.29       4/1/03      4,000,000
 3,000,000   Morgan Stanley Dean Witter & Co.(Dated 3/31/03, proceeds at maturity
               $3,000,103, collateralized by various U.S. Treasury Notes)....................    1.24       4/1/03      3,000,000
 4,000,000   Wachovia (Dated 3/31/03, proceeds at maturity $4,000,141, collateralized
               by various U.S. Treasury Notes)...............................................    1.27       4/1/03      4,000,000
                                                                                                                     ------------
             TOTAL REPURCHASE AGREEMENTS (cost - $14,273,000)................................                          14,273,000
                                                                                                                     ------------
             CERTIFICATES OF DEPOSIT -- 4.5%
             FOREIGN BANK & BRANCHES & AGENCIES -- 4.5%
$5,000,000   Toronto-Dominion Bank...........................................................    1.25      6/12/03      5,000,000
                                                                                                                     ------------
             TOTAL CERTIFICATES OF DEPOSIT (cost - $5,000,000)...............................                           5,000,000
                                                                                                                     ------------
             INVESTMENT COMPANIES -- 1.1%
   245,615   BlackRock Provident Institutional TempFund......................................                             245,615
   124,066   Goldman Sachs Financial Square Prime Obligations Fund...........................                             124,066
   822,139   Merrill Lynch Premier Institutional Fund........................................                             822,139
                                                                                                                     ------------
             TOTAL INVESTMENT COMPANIES (cost - $1,191,820)..................................                           1,191,820
                                                                                                                     ------------
             TOTAL INVESTMENTS--100% (cost - $110,378,035)...................................                        $110,378,035
                                                                                                                     ============

-------------------
Percentages indicated are based on net assets of $110,329,247.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates.
The rate reflected on the Schedule of Portfolio Investments is the rate in effect at March 31, 2003.

** Discount Note securities. The rate reflected on the Schedule of Portfolio Investment is the effective rate in effect at March 31, 2003.

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2003

                                                                LARGE CAP                       TAX-EXEMPT
                                                                 GROWTH           INCOME          INCOME        MONEY MARKET
                                                                  FUND             FUND            FUND             FUND
                                                               -----------      -----------    -------------    ------------
ASSETS:
Investments, at value (Cost $29,817,888; $56,756,890;
  $18,013,770; and $96,105,035 respectively)...............    $31,721,595      $59,586,176    $  19,118,900    $ 96,105,035
Repurchase agreements, at cost.............................             --               --               --      14,273,000
Total Investments..........................................     31,721,595       59,586,176       19,118,900     110,378,035
                                                               -----------      -----------    -------------    ------------
Interest and dividends receivable..........................         25,822          582,906          192,928          39,154
Receivable for capital shares issued.......................             95               --               --              --
Prepaid expenses and other assets..........................          4,353            4,449            3,464           4,273
                                                               -----------      -----------    -------------    ------------
TOTAL ASSETS...............................................     31,751,865       60,173,531       19,315,292     110,421,462
                                                               -----------      -----------    -------------    ------------

LIABILITIES:
Distributions payable......................................         19,959          168,637           62,615          71,611
Payable for investments purchased..........................        119,856               --               --              --
Accrued expenses and other payables:
    Investment advisory fees...............................         11,550           12,606               --           4,841
    Administration fees....................................            702            1,311               --           3,058
    Distribution fees......................................            139               77               43              --
    Other liabilities......................................          5,276           11,568            5,637          12,705
                                                               -----------      -----------    -------------    ------------
TOTAL LIABILITIES..........................................        157,482          194,199           68,295          92,215
                                                               ===========      ===========    =============    ============

COMPOSITION OF NET ASSETS:
Capital....................................................     29,494,192       57,146,596       18,121,413     110,324,672
Accumulated net investment income (loss)...................          1,404            1,196              666           4,575
Accumulated net realized gains (losses) on investment
  transactions.............................................        195,080            2,254           19,788              --
Net unrealized appreciation on investment transactions           1,903,707        2,829,286        1,105,130              --
                                                               -----------      -----------    -------------    ------------
NET ASSETS.................................................    $31,594,383      $59,979,332    $  19,246,997    $110,329,247
                                                               ===========      ===========    =============    ============

CLASS A SHARES:
Net assets.................................................    $   224,080      $   217,664    $      56,798    $      1,005
                                                               ===========      ===========    =============    ============
Shares outstanding.........................................         24,772           21,318            5,578           1,005
                                                               ===========      ===========    =============    ============
Redemption price per share.................................    $      9.05      $     10.21    $       10.18    $       1.00
                                                               ===========      ===========    =============    ============
Maximum Sales Load.........................................           4.75%            3.25%            3.25%           0.00%
                                                               ===========      ===========    =============    ============
Maximum offering price per share (100%/(100%-maximum
 sales charge) of net asset value adjusted to the
 nearest cent).............................................    $      9.50      $     10.55    $       10.52    $       1.00
                                                               ===========      ===========    =============    ============

CLASS B SHARES:
Net assets.................................................    $   110,261      $    38,077    $      36,477    $      1,001
                                                               ===========      ===========    =============    ============
Shares outstanding.........................................         12,229            3,729            3,582           1,001
                                                               ===========      ===========    =============    ============
Redemption price per share.................................    $      9.02      $     10.21    $       10.18    $       1.00
                                                               ===========      ===========    =============    ============

CLASS I SHARES:
Net assets.................................................    $31,260,042      $59,723,591    $  19,153,722    $110,327,241
                                                               ===========      ===========    =============    ============
Shares outstanding.........................................      3,449,005        5,849,103        1,880,943     110,327,241
                                                               ===========      ===========    =============    ============
Redemption price per share.................................    $      9.06      $     10.21    $       10.18    $       1.00
                                                               ===========      ===========    =============    ============

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED MARCH 31, 2003(A)

                                                                LARGE CAP                        TAX-EXEMPT
                                                                 GROWTH            INCOME          INCOME       MONEY MARKET
                                                                  FUND              FUND            FUND            FUND
                                                               -----------      -----------      -----------    ------------
INVESTMENT INCOME:
  Interest.................................................    $     5,366      $ 1,444,985      $   611,882    $  1,209,250
  Dividends................................................        322,493            5,166            1,263          77,596
                                                               -----------      -----------      -----------    ------------
     Total Investment Income...............................        327,859        1,450,151          613,145       1,286,846
                                                               -----------      -----------      -----------    ------------

EXPENSES:
Investment advisory fees...................................        160,345          154,014           69,172          82,922
Administration fees........................................         42,759           61,606           27,669         207,391
Distribution fees (Class A)................................            229              231               56               7
Distribution fees (Class B)................................            436              181              196               6
Fund accounting fees.......................................         41,102           46,779           30,658          36,310
Professional fees..........................................         13,026           15,455           11,585          23,851
Custodian fees.............................................          4,362            4,180            2,017          46,978
Insurance fees.............................................            472              612              332           2,083
Registration and filing fees...............................          4,117            6,475            3,046          11,917
Printing fees..............................................         11,403           12,583            7,732          32,882
Transfer agent fees........................................         23,955           23,601           21,005          27,145
Trustee fees...............................................          1,461            2,066              948           5,760
Other expenses.............................................          2,401            2,992            2,006           5,440
                                                               -----------      -----------      -----------    ------------
 Total expenses before fee reductions......................        306,068          330,775          176,422         482,692
Expenses reduced by Investment Advisor.....................        (45,759)         (77,007)         (57,868)        (41,464)
                                                               -----------      -----------      -----------    ------------
Net Expenses...............................................        260,309          253,768          118,554         441,228
                                                               -----------      -----------      -----------    ------------
Net Investment Income......................................         67,550        1,196,383          494,591         845,618
                                                               -----------      -----------      -----------    ------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on investment transactions            195,080          148,124           80,441              --
 Change in unrealized appreciation/depreciation on
  investment transactions..................................     (3,077,564)         767,689          336,627              --
                                                               -----------      -----------      -----------    ------------
 Net realized/unrealized gains (losses) on investments          (2,882,484)         915,813          417,068              --
                                                               -----------      -----------      -----------    ------------
Change in net assets resulting from operations.............    $(2,814,934)     $ 2,112,196      $   911,659    $    845,618
                                                               ===========      ===========      ===========    ============

(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED MARCH 31, 2003(A)

                                                                   LARGE CAP                        TAX-EXEMPT
                                                                    GROWTH           INCOME           INCOME        MONEY MARKET
                                                                     FUND             FUND             FUND             FUND
                                                                -------------    -------------    -------------    -------------
OPERATIONS:
  Net investment income ............................            $      67,550    $   1,196,383    $     494,591    $     845,618
  Net realized gains (losses) on investment transactions              195,080          148,124           80,441               --
  Change in unrealized appreciation/depreciation on
    investment transactions ........................               (3,077,564)         767,689          336,627               --
                                                                -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS FROM OPERATIONS ...............               (2,814,934)       2,112,196          911,659          845,618
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  CLASS A:
    From net investment income .....................                     (162)          (3,287)            (759)             (26)
     From net realized gain on investment ..........                       --             (770)            (121)              --
  CLASS B:
    From net investment income .....................                       --             (511)            (513)              (1)
     From net realized gain on investment...........                       --             (111)            (112)              --
  CLASS I:
    From net investment income .....................                  (66,947)      (1,192,585)        (493,319)        (845,591)
     From net realized gain on investment ..........                       --         (144,989)         (60,420)              --
                                                                -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS                   (67,109)      (1,342,253)        (555,244)        (845,618)
                                                                -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS               34,476,426       59,209,389       18,890,582      110,329,247
CHANGE IN NET ASSETS ...............................               31,594,383       59,979,332       19,246,997      110,329,247
                                                                -------------    -------------    -------------    -------------
NET ASSETS:
    Beginning of period ............................                       --               --               --               --
                                                                -------------    -------------    -------------    -------------
    End of period ..................................            $  31,594,383    $  59,979,332    $  19,246,997    $ 110,329,247
                                                                =============    =============    =============    =============
CLASS A SHARES:
  Proceeds from shares issued ......................            $     240,543    $     228,080    $      55,718    $       1,000
  Dividends reinvested .............................                      142            3,503              709                5
  Cost of shares redeemed ..........................                   (5,556)         (14,118)                               --
                                                                -------------    -------------    -------------    -------------
     Change in net assets from Class A capital transactions     $     235,129    $     217,465    $      56,427    $       1,005
                                                                =============    =============    =============    =============
CLASS B SHARES .....................................
  Proceeds from shares issued ......................            $     117,662    $      37,482    $      36,000    $       1,000
  Dividends reinvested .............................                       --              371              537                1
  Cost of shares redeemed ..........................                   (1,075)              --               --               --
                                                                -------------    -------------    -------------    -------------
     Change in net assets from Class B capital transactions     $     116,587    $      37,853    $      36,537    $       1,001
                                                                =============    =============    =============    =============
CLASS I SHARES .....................................
  Proceeds from shares issued ......................            $  12,145,266    $  29,780,142    $   4,295,725    $ 238,762,845
  Shares issued from common trust fund conversion ..               26,885,690       34,848,943       18,813,088               --
  Dividends reinvested .............................                    1,087          250,445           64,212            3,214
  Cost of shares redeemed ..........................               (4,907,333)      (5,925,459)      (4,375,407)    (128,438,818)
                                                                -------------    -------------    -------------    -------------
     Change in net assets from Class I capital transactions     $  34,124,710    $  58,954,071    $  18,797,618    $ 110,327,241
                                                                =============    =============    =============    =============
SHARE TRANSACTIONS:
CLASS A SHARES .....................................
  Issued ...........................................                   25,352           22,352            5,508            1,000
  Reinvested .......................................                       16              345               70                5
  Redeemed .........................................                     (596)          (1,379)              --               --
                                                                -------------    -------------    -------------    -------------
  Net change .......................................                   24,772           21,318            5,578            1,005
                                                                =============    =============    =============    =============
CLASS B SHARES
  Issued ...........................................                   12,340            3,692            3,529            1,000
  Reinvested .......................................                       --               37               53                1
  Redeemed .........................................                     (111)              --               --               --
                                                                -------------    -------------    -------------    -------------
  Net change .......................................                   12,229            3,729            3,582            1,001
                                                                =============    =============    =============    =============
CLASS I SHARES .....................................
  Issued ...........................................                1,288,341        2,924,441          425,427      238,762,845
  Shares issued from common trust fund conversion ..                2,688,569        3,484,894        1,881,309               --
  Reinvested .......................................                      118           24,697            6,391            3,214
  Redeemed .........................................                 (528,023)        (584,929)        (432,184)    (128,438,818)
                                                                -------------    -------------    -------------    -------------
  Net change .......................................                3,449,005        5,849,103        1,880,943      110,327,241
                                                                =============    =============    =============    =============

(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.

                       See notes to financial statements.

SIGNAL FUNDS

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              Change in Net Assets Resulting from
                                         Operations:                                               Less Dividends from:
                           ----------------------------------------                  --------------------------------------------

                                                      Net Realized                                        Net
                           Net Asset                 and Unrealized      Change in                       Realized       Total
                             Value,       Net            Gains        Net Asset Value       Net           Gains       Dividends
                           Beginning  Investment      (Losses) on     Resulting from    Investment     (Losses) on       and
                           of Period    Income        Investments       Operations        Income       Investments   Distributions
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                  $   10.00  $        -(e)  $        (0.95)  $         (0.95)  $        -(e)  $         -   $          -
---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.00        0.31               0.25              0.56        (0.31)          (0.04)         (0.35)
---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003(d)                      10.00        0.27               0.21              0.48        (0.27)          (0.03)         (0.30)
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000       0.005                 --             0.005       (0.005)             --         (0.005)
---------------------------------------------------------------------------------------------------------------------------------

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                      10.00          --              (0.98)            (0.98)          --              --             --
---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.00        0.25               0.25              0.50        (0.25)          (0.04)         (0.29)
---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003 (d)                     10.00        0.21               0.21              0.42        (0.21)          (0.03)         (0.24)
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000       0.001                 --             0.001       (0.001)             --         (0.001)
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                      10.00        0.02              (0.94)            (0.92)       (0.02)             --          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.00        0.29               0.25              0.54        (0.29)          (0.04)         (0.33)
---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003(d)                      10.00        0.26               0.21              0.47        (0.26)          (0.03)         (0.29)
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000       0.007                 --             0.007       (0.007)             --         (0.007)
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Ratios/Supplementary Data:
                                                              ---------------------------------------
                                                              Ratio of     Ratio of      Ratio of
                                                       Net    Expenses       Net         Expenses
                           Net Asset                 Assets,     to       Investment        to
                            Value,                   End of   Average     Income to       Average
                            End of       Total       Period     Net         Average         Net       Portfolio
                            Period     Return(a)     (000's)  Assets(b)  Net Assets(b)   Assets*(b)  Turnover(c)
----------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                  $    9.05       (9.40%)  $    224    1.45%        0.11%         1.67%        34.11%
-------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.21        5.65%   $    218    1.07%        3.54%         1.32%         7.47%
-------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003(d)                      10.18        4.85%   $     57    1.09%        3.36%         1.52%         8.54%
-------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000        0.51%   $      1    0.78%        0.94%         0.82%          N/A
-------------------------------------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                       9.02       (9.80%)  $    110    2.20%       (0.60%)        2.42%        34.11%
-------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.21        5.07%   $     38    1.82%        2.81%         2.07%         7.47%
-------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003 (d)                     10.18        4.23%   $     36    1.85%        2.60%         2.27%         8.54%
-------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000        0.14%   $      1    1.37%        0.19%         1.37%          N/A
-------------------------------------------------------------------------------------------------------------

CLASS I
-------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Period ended March 31,
  2003(d)                       9.06       (9.20%)  $ 31,260    1.21%        0.32%         1.43%        34.11%
-------------------------------------------------------------------------------------------------------------
INCOME FUND
  Period ended March 31,
  2003(d)                      10.21        5.47%   $ 59,724    0.82%        3.88%         1.07%         7.47%
-------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
  Period ended March 31,
  2003(d)                      10.18        4.75%   $ 19,154    0.86%        3.58%         1.27%         8.54%
-------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  Period ended March 31,
  2003(d)                      1.000        0.72%   $110,327    0.53%        1.02%         0.58%          N/A
-------------------------------------------------------------------------------------------------------------

* During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d) For the period July 15, 2002 (commencement of operations) through March 31, 2003.

(e)  Amount is less than $0.01.

                       See notes to financial statements.

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS -MARCH 31, 2003

1.   ORGANIZATION:

          The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Large Cap Growth Fund, the Income Fund, the Tax-Exempt Income Fund, the Money Market Fund, and the Tax-Exempt Money Market Fund (collectively, the "Funds" and individually, a "Fund") are a series within the Group. The Funds are each authorized to issue Class A, Class B, and Class I Shares. Currently the Tax-Exempt Money Market Fund is not offered to any investors. Financial statements for all other series of the Group are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

          The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

          The value of each equity security is based either on the closing price on a national securities exchange, or in the absence of recorded sales, at fair value as determined by the Group's Trustees. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteris-tics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

          Securities held in the Money Market Fund are valued utilizing the amortized cost method which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to maturity or reset date of the security.

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS -MARCH 31, 2003

     REPURCHASE AGREEMENTS:

          The Funds may enter into repurchase agreements with a bank or broker-dealers which the Advisor deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterpart defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

     EXPENSES:

          Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund, are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

          Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent book and tax basis differences have been reclassified among the components of net assets.

          The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                   continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS -MARCH 31, 2003

The character of dividends paid to shareholders during the period ended March 31, 2003 were as follows:

                               Dividends paid from
                           Ordinary     Net Long Term     Total Taxable     Tax Exempt        Total
                            Income      Capital Gains       Dividends        Dividends    Dividends Paid
Large Cap
Growth Fund               $   47,150      $       -        $   47,150       $       -      $    47,150

Income Fund                1,027,746        145,870         1,173,616               -        1,173,616

Tax-Exempt
Income Fund                    6,405         55,251            61,656         430,973          492,629

Money
Market Fund                  774,007              -           774,007               -          774,007

As of March 31, 2003 the components of accumulated earnings on a tax basis were as follows: (These differences between GAAP-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between GAAP and tax amortization methods for premium and market discount.)

                                                                                                             Total
              Undistributed   Undistributed  Undistributed                                   Unrealized    Accumulated
                Tax Exempt      Ordinary       Long-Term     Accumulated     Dividends      Appreciation/   Earnings/
                  Income         Income      Capital Gains     Earnings       Payable        Depreciation   (Deficit)
Large Cap
Growth Fund    $        -     $   21,363     $  195,080     $  216,443     ($  19,959)     $1,903,707     $2,100,191

Income Fund             -        169,833          2,254        172,087       (168,637)      2,829,286      2,832,736

Tax-Exempt
Income Fund        63,281              -         19,788         83,069        (62,615)      1,105,130      1,125,584

Money Market
Fund                    -         76,186              -         76,186        (71,611)              -          4,575

         FEDERAL INCOME TAXES:

         Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003

3.       RELATED PARTY TRANSACTIONS:

         INVESTMENT ADVISOR:

                  The Funds and Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Bancorp., are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:

       NAME                                   FEE RATE*
       ----                                   ---------
Large Cap Growth Fund                           0.55%
Income Fund                                     0.25
Tax-Exempt Income Fund                          0.10
Money Market Fund                               0.05

         *Without the imposition of contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

         For the first 36 full months of the the Funds' operations, the Funds can pay or repay fees that were waived or reimbursed. The Advisor has waived $42,776 for the Large Cap Growth Fund, $77,007 for the Income Fund, $55,343 for the Tax-Exempt Income Fund and $41,462 for the Money Market Fund for the period ended March 31, 2003.

         ADMINISTRATION:

                  The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.25%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

         DISTRIBUTION:

                  The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule
         12b-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class B shares, respectively. The Distibutor has voluntarily elected to waive 0.75% of the Money Market Fund's Class B distribution fee.

                                   continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS -MARCH 31, 2003

         For the period ended March 31, 2003, the Distributor received $22,023 from commissions earned on sales of Class A shares and redemption of Class B shares, of which, the Distributor re-allowed $1,097 to affiliated broker-dealers of the Funds.

4.       PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of investment securities, excluding short-term securities, for the period ended March 31, 2003, totaled:

                                                                        PURCHASES       SALES
                                                                        ---------       -----
Large Cap Growth Fund ............................................     $13,060,019   $ 9,594,340
Income Fund ......................................................      13,728,652     2,789,344
Tax-Exempt Income Fund ...........................................       1,804,022     1,628,958

5.       COMMON TRUST CONVERSION:

                  On July 15, 2002 the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free acquisition for shares of the corresponding Signal Fund. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date, (amounts in thousands, except per share amounts):

                                                                NET ASSET
                                                                  VALUE
                                 SHARES       NET ASSETS        PER SHARE     UNREALIZED
                                 ISSUED       CONVERTED           ISSUED     APPRECIATION
                                 ------       ----------        ---------    ------------
Large Cap Growth Fund            2,689         $26,886           $ 10.00       $ 4,981
Income Fund                      3,485          34,849             10.00         2,062
Tax-Exempt Income Fund           1,881          18,813             10.00           769

6.       FEDERAL INCOME TAX INFORMATION (UNAUDITED):

         DIVIDEND RECEIVED DEDUCTION:

Large Cap Growth Fund .............................   100%

SIGNAL FUNDS

MARCH 31, 2003

Report of Independent Accountants

To the Board of Trustees and
Shareholders of Signal Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Growth Fund, Income Fund, Tax-Exempt Income Fund, and Money Market Fund (four funds constituting the Signal Funds, hereafter referred to as the "Funds") at March 31, 2003, the results of their operations, changes in net assets, and financial highlights for the period from July 15, 2002 (commencement of operations) through March 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, OH
May 12, 2003

SIGNAL FUNDS

MARCH 31, 2003

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                TERM OF                  PRINCIPAL                NUMBER OF FUNDS       OTHER
NAME, ADDRESS             POSITION(S)         OFFICE AND               OCCUPATION(S)              IN FUND COMPLEX   DIRECTORSHIPS
 AND DATE OF               HELD WITH           LENGTH OF                DURING FIVE                 OVERSEEN BY        HELD BY
    BIRTH                  THE FUNDS          TIME SERVED                  YEARS                      TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Walter B. Grimm            President           President                From June 1992                  18             American
3435 Stelzer Road         and Trustee         and Trustee           to present, employee of                        Performance Funds
Columbus, Ohio 43219                          since 1996.             BISYS Fund Services.
Age: 56

R. Jeffrey Young           Chairman          Chairman and                From 1993 to                   18                N/A
3435 Stelzer Road         and Trustee     Trustee since 1999.        present, employee of
Columbus, Ohio 43219                                                  BISYS Fund Service.
Age: 37

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Maurice G. Stark            Trustee           Since 1992.                  Retired.                     18                N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 66

Michael M. Van Buskirk      Trustee           Since 1992.              From June 1991 to                18           BISYS Variable
3435 Stelzer Road                                                    present, employee of                           Insurance Funds
Columbus, Ohio 43219                                                and currently President
Age: 54                                                               of The Ohio Bankers'
                                                                   League (trade association)

John H. Ferring IV          Trustee           Since 1998.            From 1979 to present,              18                N/A
3435 Stelzer Road                                                President and Owner of Plaze,
Columbus, Ohio 43219                                             Incorporated, Clair, Missouri
Age: 49                                                            (packaging manufacturer).

OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Sue A. Walters            Vice President      Since 2000.         From July 1990 to present,
3435 Stelzer Road                                                        employee of
Columbus, Ohio 43219                                                 BISYS Fund Services.
Age: 51

Jennifer R. Hankins       Vice President      Since 1998.        From October 1988 to present,
3435 Stelzer Road                                                         employee of
Columbus, Ohio 43219                                                  BISYS Fund Services.
Age: 36

Lara Bocskey              Vice President      Since 2002.      From 1998 to present, employee of
3435 Stelzer Road                                              BISYS Fund Services; from 1996 to
Columbus, Ohio 43219                                              1998, employee of First of
Age: 32                                                            America Bank Corporation.

SIGNAL FUNDS

MARCH 31, 2003

OFFICERS WHO ARE NOT TRUSTEES, CONTINUED

TERM OFPRINCIPAL
 NAME, ADDRESS               POSITION(S)             OFFICE AND                       OCCUPATION(S)
  AND DATE OF                 HELD WITH               LENGTH OF                        DURING FIVE
     BIRTH                    THE FUNDS              TIME SERVED                          YEARS
-----------------------------------------------------------------------------------------------------------
Nadeem Yousaf                 Treasurer              Since 1999.               From August 1999 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services;
Columbus, Ohio 43219                                                           from March 1997 to June 1999,
Age: 33                                                                                 employee of
                                                                                 Investors Bank and Trust;
                                                                             from October 1994 to March 1997,
                                                                                        employee of
                                                                                PricewaterhouseCoopers LLP.

George L. Stevens             Secretary              Since 1996.             From September 1996 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services;
Columbus, Ohio 43219                                                              from September 1995 to
Age: 51                                                                        September 1996, Independent
                                                                             Consultant; from September 1989
                                                                             to September 1995, Senior Vice
                                                                              President, AmSouth Bank, N.A.

Alaina V. Metz           Assistant Secretary         Since 1995.                From June 1995 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services;
Columbus, Ohio 43219                                                            from May 1989 to June 1995,
Age: 34                                                                        employee of Alliance Capital
                                                                                         Management.